UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2024
__________________________
2seventy bio, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40791	86-3658454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Binney Street,		02142
Cambridge, MA
(Address of principal executive offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (617) 675-7270
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TSVT	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 10, 2024, 2seventy bio, Inc. (the “Company”) held its previously announced 2024 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present. At the Annual Meeting, the stockholders of the Company voted on the following proposals: (i) the election of Denice Torres, Marcela Maus, M.D., Ph.D and Eli Casdin as Class III members of the Board of Directors to serve until the Company’s 2027 annual meeting of stockholders (“Proposal 1”) and (ii) the ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024 (“Proposal 2”). As of April 19, 2024, the record date for the Annual Meeting, 51,404,837 shares of the Company’s common stock were issued and outstanding. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below:

1.The Company’s stockholders elected the three nominees listed below as Class III members of the Board of Directors, pursuant to Proposal 1. The voting results were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Denice Torres	18,222,407	12,510,310	6,887,746
Marcela Maus, M.D., Ph.D.	18,850,472	11,882,245	6,887,746
Eli Casdin	29,648,063	1,084,654	6,887,746

2.The Company’s stockholders approved Proposal 2. The voting results were as follows:

Votes For	Votes Against	Abstentions
37,098,317	51,749	470,397

Item 7.01    Regulation FD Disclosure.

The Company from time to time presents and distributes to investors slide presentations to provide updates and summaries of its business. A copy of its current presentation is being furnished as Exhibit 99.1.

The information in this Current Report on Form 8-K, including Exhibit 99.1, pursuant to Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Item 7.01 of this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Slide presentation of 2seventy bio, Inc. furnished herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and incorporated as Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2024	2seventy bio, Inc.

	By:	/s/ Victoria Eatwell
Victoria Eatwell
Chief Financial Officer
(Principal Financial and Accounting Officer)